Satellites And Other Property And Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Satellites And Other Property And Equipment [Abstract]
Satellites And Other Property And Equipment

Note 5    Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment, net

Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2010	As of September 30, 2011
Satellites and launch vehicles	$7,145,919	$7,740,931
Information systems and ground segment	429,888	456,996
Buildings and other	282,633	279,457

Total cost	7,858,440	8,477,384
Less: accumulated depreciation	(1,861,157)	(2,297,604)

Total	$5,997,283	$6,179,780

Satellites and other property and equipment are stated at cost, with the exception of satellites that have been impaired. Satellites and other property and equipment acquired as part of an acquisition are based on their fair value at the date of acquisition.

Satellites and other property and equipment, net as of December 31, 2010 and September 30, 2011 included construction-in-progress of $1.6 billion. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $69.8 million and $95.1 million were capitalized during the nine months ended September 30, 2010 and 2011, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases in magnitude as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

(b) Impairment of Asset Value

On February 1, 2010, our IS-4 satellite experienced an anomaly of its backup satellite control processor ("SCP"). The anomaly caused this satellite to be deemed unrecoverable, resulting in a net non-cash impairment charge in February 2010 of $6.5 million to write off the remaining carrying value of the satellite, which was not insured, and the related deferred performance incentive obligations. Launched in 1995, IS-4 was expected to reach its end of service life later in 2010. IS-4 had previously experienced the failure of its primary SCP and was operating on its backup SCP.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. We transitioned all media traffic on this satellite to our Galaxy 12 satellite, which was our designated in-orbit spare satellite for the North America region. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. When the anomaly occurred there was substantial uncertainty as to our ability to recover use of the satellite and, accordingly, we recognized a $104.1 million non-cash impairment charge related to Galaxy 15 during the second quarter of 2010. On December 23, 2010, we recovered command of the spacecraft and we began diagnostic testing and uploading of software updates that protect against future anomalies of this type. In February 2011, Galaxy 15 initiated a drift to 133.1° west longitude and returned to service as an in-orbit spare. In October 2011, media traffic was transferred from Galaxy 12 back to Galaxy 15 and it resumed normal service.

(c) Satellite Launch

On April 22, 2011, the Intelsat New Dawn satellite was launched into orbit. Subsequent to the launch, the satellite experienced an anomaly during the deployment of its west antenna reflector, which controls communications in the C-band frequency. A Failure Review Board was established to determine the cause of the anomaly. The Failure Review Board completed its investigation in July 2011 and concluded that the deployment anomaly of the C-band reflector was most likely due to a malfunction of the reflector sunshield. As a result, the sunshield interfered with the ejection release mechanism and prevented the deployment of the C-band antenna. Despite the C-band antenna reflector anomaly, the Ku-band antenna reflector deployed and that portion of the satellite is operating as planned, entering service in June 2011.

In accordance with our policy and the guidance provided for under FASB ASC Topic 360, Property, Plant and Equipment, we review our long-lived assets for impairment whenever events and circumstances indicate that the carrying amount of the asset or asset group may not be recoverable. The recoverability of an asset or asset group held and used is measured by a comparison of the carrying amount of the asset or asset group to the estimated undiscounted future cash flows expected to be generated by the asset or asset group. When a satellite experiences an anomaly or other health related issues, we believe the lowest level of identifiable cash flows exists at the individual satellite level. Accordingly, in the second quarter of 2011, we performed an impairment review of our Intelsat New Dawn satellite and determined that there was no impairment of the carrying amount of the asset due to the expected cash flows to be generated by the Ku-band payload over the satellite's expected useful life.

The Intelsat New Dawn satellite and its operations are financed primarily with non-recourse debt through a joint venture in which we are the majority shareholder (see Note 6 (c)—Investments—New Dawn). The New Dawn joint venture has indicated to its insurers that, assuming continued failure of the west antenna reflector to deploy, the New Dawn Joint Venture is reasonably likely to file a partial loss claim. All or most of the proceeds of any insurance claim will be used to pay down the New Dawn joint venture's debt in accordance with New Dawn's existing debt agreements (see Note 8—Long-Term Debt—New Dawn Credit Facilities).

On October 5, 2011, we successfully launched our IS-18 satellite into orbit. This satellite will replace Intelsat 701 at 180° east longitude and will provide capacity to enable enhanced direct-to-home coverage and network services throughout the Pacific Ocean region via Ku-band and C-band platforms. In-orbit testing on IS-18 is complete and the satellite has completed its drift to the 180 ° east orbital location, where it will enter into service in November 2011.

Note 8    Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment

Satellites and other property and equipment, including a satellite utilized under a capital lease agreement, were comprised of the following (in thousands):

	As of December 31, 2009	As of December 31, 2010
Satellites and launch vehicles	$6,384,964	$7,145,919
Information systems and ground segment	377,237	429,888
Buildings and other	273,518	282,633

Total cost	7,035,719	7,858,440
Less: accumulated depreciation	(1,253,764)	(1,861,157)

Total	$5,781,955	$5,997,283

Satellites and other property and equipment, net as of December 31, 2009 and 2010 included construction-in-progress of $1.1 billion and $1.6 billion, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $78.8 million and $99.4 million were capitalized during the years ended December 31, 2009 and 2010, respectively. Additionally, we recorded depreciation expense of $658.4 million and $668.5 million during the years ended December 31, 2009 and 2010, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases in magnitude as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

In August 2009, we purchased from Israel Aerospace Industries Ltd. its Amos-1 satellite, which is currently in inclined orbit, plus related ground assets. The satellite, with nine Ku-band transponders, had an estimated remaining useful life of 4.0 years at closing, and was purchased together with ground assets for $14.0 million, of which $7.0 million was paid at closing and the balance was to be paid over the next two years. During third quarter 2010 the first installment payment of $5.3 million was made and as of December 31, 2010, the final installment payment of $1.7 million remained payable. This satellite, which we renamed IS-24, began providing service in November 2009.

On October 29, 2009, we were selected as the successful bidder at a bankruptcy auction for the Protostar I satellite with an all cash offer of $210.0 million. The purchase of the satellite and related ground assets closed in December 2009. The satellite, with 16 Ku-band transponders, has an estimated remaining useful life of 15.5 years. This satellite, which was renamed IS-25, began providing service in April 2010.

In December 2009, we purchased from SKY Perfect JSAT Corporation its JCSAT-R satellite, which is currently in inclined orbit, plus related ground assets. The satellite, with 28 Ku-band transponders and 12 C-band transponders, had an estimated remaining useful life of 5.0 years at closing, and was purchased together with ground assets for $5.0 million, of which $0.5 million was paid at closing. The remaining $4.5 million was paid in January 2010. This satellite, which was renamed IS-26, began providing service in June 2010.

(b) Satellite Launches

On February 11, 2010, we successfully launched our IS-16 satellite into orbit. This satellite operates at 58.1º west longitude and primarily serves a direct-to-home customer operating in Latin America. This satellite entered into service in March 2010.

On November 26, 2010, we successfully launched our IS-17 satellite into orbit. This satellite replaces Intelsat 702 at 66º east longitude and serves programmers, government and corporate broadband customers in Europe, the Middle East, Africa, Russia and Asia. This satellite entered into service in January 2011.

(c) Satellite Health

Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.

2010 Anomalies

On February 1, 2010 our IS-4 satellite experienced an anomaly of its backup satellite control processor ("SCP"). The anomaly caused this satellite to be deemed unrecoverable, resulting in a net non-cash impairment charge in February 2010 of $6.5 million to write off the remaining carrying value of the satellite, which was not insured, and related deferred performance incentive obligations. Launched in 1995, IS-4 was expected to reach its end of service life later in 2010. IS-4 had previously experienced the failure of its primary SCP and was operating on its backup SCP.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. We transitioned all media traffic on this satellite to our Galaxy 12 satellite, which was our designated in-orbit spare satellite for the North America region. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. When the anomaly occurred there was substantial uncertainty as to our ability to recover use of the satellite and, accordingly, we recognized a $104.1 non-cash impairment charge related to Galaxy 15 during the second quarter of 2010. On December 23, 2010, we recovered command of the spacecraft and we began diagnostic testing and uploading of software updates that protect against future anomalies of this type. In February 2011, Galaxy 15 initiated a drift to 133.1°W and returned to service, initially as an in-orbit spare.

Other Significant Anomalies

On November 28, 2004, our Galaxy 27 satellite experienced a sudden anomaly in its north electrical distribution system which resulted in the loss of control of the satellite and the interruption of customer services on the satellite. Galaxy 27 is a FS 1300 series satellite manufactured by SS/L. Our engineers were able to regain command and control of Galaxy 27, and it was placed back in service, with reduced payload capacity, following operational testing. We have determined that the north electrical distribution system on Galaxy 27 and the communications capacity associated with it are not operational, and the satellite has lost redundancy in nearly all of its components. As a result, Galaxy 27 faces an increased risk of loss in the future. As of December 31, 2010, a substantial subset of Galaxy 27's transponders, which are all powered by the south electrical distribution system, have been tested, are performing normally and are available for service to our customers. Some of these transponders are currently being used by our customers.

On January 14, 2005, our IS-804 satellite experienced a sudden and unexpected electrical power system anomaly that resulted in the total loss of the satellite. IS-804 was a Lockheed Martin 7000 series (the "LM 7000 series") satellite, and as of December 31, 2010 we operated two other satellites in the LM 7000 series, IS-801, and IS-805. Of these two satellites, only IS-805 remains in a primary orbital role. Based on the report of the failure review board that we established with Lockheed Martin Corporation, we believe that the IS-804 failure was not likely to have been caused by an IS-804 specific workmanship or hardware element, but was most likely caused by a high current event in the battery circuitry triggered by an electrostatic discharge that propagated to cause the sudden failure of the high voltage power system. We therefore believe that although this risk exists for our other LM 7000 series satellites, the risk of any individual satellite having a similar anomaly is low.

On September 21, 2006, our IS-802 satellite experienced a reduction of electrical power capability that resulted in a degraded capability of the satellite. A substantial subset of transponders on IS-802 were subsequently reactivated and are operating normally. The anomaly review board that we established with Lockheed Martin Corporation to investigate the cause of the anomaly concluded that the IS-802 anomaly was most likely caused by an electrical short internal to the solar array harness located on the south solar array boom. The anomaly review board found that this anomaly was significantly different from previous LM 7000 series spacecraft failures and was the first failure of this type on a solar array of the LM 7000 series. We therefore believe that although this risk exists for our other LM 7000 series satellites, the risk of any individual satellite having a similar anomaly is low. On September 21, 2010 IS-802 was decommissioned after reaching its end of service life.

On June 29, 2008, our Galaxy 26 satellite experienced a sudden and unexpected electrical distribution anomaly causing the loss of a substantial portion of the satellite power generating capability and resulting in the interruption of some of the customer services on the satellite. Galaxy 26 is also a FS 1300 series satellite. Certain transponders continue to operate normally. However, the anomaly resulted in a reduction to the estimated remaining useful life of the satellite.

With respect to both the Galaxy 27 and Galaxy 26 anomalies, the failure review boards that we established with SS/L identified the likely root cause of the anomalies as a design flaw which is affected by a number of parameters and in some extreme cases can result in an electrical system anomaly. The design flaw also exists on IS-8. This satellite has been in service since November 1998 and has not experienced an electrical system anomaly. Along with the manufacturer, we continually monitor this problem and we have ordered a replacement for IS-8 expected to be launched in late 2012.

Other Anomalies

We have also identified three other types of common anomalies among the satellite models in our fleet, which have had an operational impact in the past and could, if they materialize, have an impact in the future. These are:

•	failure of the on-board spacecraft control processor ("SCP") in Boeing 601 ("BSS 601") satellites;

•	failure of the on-board XIPS used to maintain the in-orbit position of Boeing 601 High Power Series ("BSS 601 HP") satellites; and

•	accelerated solar array degradation in early Boeing 702 ("BSS 702") satellites.

SCP Failures. Many of our satellites use an on-board SCP to provide automatic on-board control of many operational functions. SCPs are a critical component in the operation of such satellites. Each such satellite has a backup SCP, which is available in the event of a failure of the primary SCP. Certain BSS 601 satellites have experienced SCP failures. The risk of SCP failure appears to decline as these satellites age.

As of December 31, 2010, we operated four BSS 601 satellites: HGS-3, which is utilized by a third-party, IS-2, IS-3R, and IS-26. These satellites have been identified as having heightened susceptibility to the SCP problem. IS-2 was decommissioned in January 2011. IS-3R and IS-26 have been in continuous operation since 1996 and 1997, respectively. Both primary and backup SCPs on these satellites are monitored regularly and remain fully functional. Accordingly, we believe it is unlikely that additional SCP failures will occur and we do not anticipate an interruption in business or early replacement of these satellites.

BSS 601 HP XIPS. The BSS 601 HP satellite uses XIPS as its primary propulsion system. There are two separate XIPS on each BSS 601 HP, each one of which is capable of maintaining the satellite in its orbital position. The satellite also has a completely independent bi-propellant propulsion system as a backup to the XIPS. As a result, the failure of a XIPS on a BSS 601 HP typically would have no effect on the satellite's performance or its operating life. However, the failure of both XIPS would require the use of the backup bi-propellant propulsion system, which could result in a shorter operating life for the satellite depending on the amount of bi-propellant fuel remaining. XIPS failures do not typically result in a catastrophic failure of the satellite or affect the communications capability of the satellite.

As of December 31, 2010, we operated four BSS 601 HP satellites, IS-5, IS-9, 1S-10 and Galaxy 13/Horizons-1. IS-5 and Galaxy 13/Horizons-1 continue to have both XIPS available as their primary propulsion system. IS-9 and IS-10 have experienced the failure of both XIPS and are operating on their backup bi-propellant systems. These two satellites are expected to be replaced by 2012. Our BSS 601 HP satellites had available bi-propellant fuel for a range of approximately two to eight years from December 31, 2010. No assurance can be given that we will not have further XIPS failures that result in shortened satellite lives. We have decommissioned three satellites that had experienced failure of both XIPS. IS-6B was replaced by IS-11 during the first quarter of 2008, Galaxy 10R was replaced by Galaxy 18 during the second quarter of 2008, and Galaxy 4R was decommissioned in March 2009.

BSS 702 Solar Arrays. All of our satellites have solar arrays that power their operating systems and transponders and recharge the batteries used when solar power is not available. Solar array performance typically degrades over time in a predictable manner. Additional power margins and other operational flexibility are designed into satellites to allow for such degradation without loss of performance or operating life. Certain BSS 702 satellites have experienced greater than anticipated degradation of their solar arrays resulting from the design of the solar arrays. Such degradation, if continued, results in a shortened operating life of a satellite or the need to reduce the use of the communications payload.

As of December 31, 2010, we operated three BSS 702 satellites, two of which are affected by accelerated solar array degradation, Galaxy 11 and IS-1R. Service to customers has not been affected, and we expect that both of these satellites will continue to serve customers until we replace or supplement them with new satellites. Along with the manufacturer, we continually monitor the problem to determine its cause and its expected effect. Due to this continued degradation, Galaxy 11's estimated end of service life is April 2015 and IS-1R's estimated end of service life is February 2016. IS-1R is currently operating in a secondary orbital role. Galaxy 11 is currently operating in a primary orbital role, bridging service until the arrival of the New Dawn satellite, which is scheduled to enter service in the second quarter of 2011. The third BSS 702 satellite that we operated as of December 31, 2010, Galaxy 3C, was launched after the solar array anomaly was identified, and it has a substantially different solar array design intended to eliminate the problem. This satellite has been in service since September 2002 and has not experienced similar degradation problems.